UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange
Act of 1934

February 18, 2003
------------------
(Date of earliest event reported)


LABORATORY CORPORATION OF AMERICA HOLDINGS
------------------------------------------
(Exact name of registrant as specified in its charter)


   DELAWARE                1-11353             13-3757370
 --------------          -----------         --------------
(State or Other         (Commission          (IRS Employer
Jurisdiction of         File Number)         Identification
Incorporation)                                   Number)


358 SOUTH MAIN STREET, BURLINGTON, NORTH CAROLINA 27215
-------------------------------------------------------
(Address of principal executive offices)

336-229-1127
------------
(Registrant's telephone number, including area code)


ITEM 9. Regulation FD Disclosure.

Amended filing of summary information of the Company dated February 18, 2003.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

          LABORATORY CORPORATION OF AMERICA HOLDINGS
          ------------------------------------------
                        (Registrant)

               By:/s/ BRADFORD T. SMITH
                  ----------------------------------
                      Bradford T. Smith
                      Executive Vice President
                      and Secretary



Date: February 19, 2003

This information contains forward-looking statements which are subject to change based on various important factors, including without limitation, competitive actions in the marketplace and adverse actions of governmental and other third-party payors. Actual results could differ materially from those suggested by these forward-looking statements. Further information on potential factors that could affect the Company's financial results is included in the Company's Form 10-K for the year ended December 31, 2001 and subsequent filings, and will be available in the Company's Form 10-K for the year ended December 31, 2002, when filed.


LabCorp's Industry-leading Financial Indicators

 - EBITDA Percentage of Sales:  22.5% in 2002
 - Strong Balance Sheet
 - Investment Grade Credit Ratings


The Clinical Laboratory Testing Market
US Clinical Laboratory testing market is $34-$36 billion

 - Represents 3% - 4% of all health care spending
 - Grew at a CAGR of 5.5% from 1998-2001
 - Influences/directs approximately 80% of health care spending
 - Role and importance of testing are increasing
 - Rapidly evolving technology, emphasis on preventative medicine and aging of population are all driving growth

CLINICAL LABORATORY TESTING           INDEPENDENT CLINICAL LABORATORIES

Hospitals                  49%        All others                   82%
Independent Clinical Labs  39%        LabCorp                      18%
Physician Offices          12%

Source: Company estimates, industry reports & 2002 revenue for LabCorp and Dynacare

Profile of LabCorp

 - Second-largest clinical laboratory company in North America and the leader in the specialty testing market
 - Offers more than 4,000 routine and specialty tests and conducts testing on more than 300,000 specimens daily
 - Serves more than 200,000 physicians and other health care providers
 - More than 24,000 employees nationwide


LabCorp's Strategy

Be a national core laboratory servicing all geographic areas, and the leading esoteric, genomic testing laboratory in North America

Strategic Approach

1) CORE TESTING
     - Managed Care
     - Selected Internal Expansion
     - Acquisitions (Dynacare)

2) GENOMIC/ESOTERIC
     - Internal Development
     - Licensing
     - Acquisitions (DIANON)


MAP OF COMBINED TESTING LOCATIONS & PSC's (Includes Dynacare and DIANON)


Demonstrated Genomic Strategy Execution

 - Targeted introduction of new tests
 - Acquire innovative technology
 - License/partner to expand testing menu

INTERNAL                         ACQUISITION              LICENSE/PARTNER
--------                         -----------              ---------------
CMBP                             NGI                      MYRIAD GENETICS
 - Cancer                        - Infectious Disease:    Predictive Tests:
 - Genetics (Cystic Fibrosis)       Hepatitis C           - Breast/Ovarian and
 - Infectious Disease            - Cancer:                   Colon Cancer
    (GENOSURE)                      Melanoma              - Melanoma
                                    Breast                - Hypertension

CLINICAL TRIALS                  VIROMED                  CORRELOGIC SYSTEMS
 - Drug Metabolism               - Infectious Disease:    - Ovarian Cancer
                                    HIV
                                    Hepatitis             CELERA DIAGNOSTICS
                                    Real-time PCR         - Breast and
                                                             Prostate Cancer
                                                          - Alzheimer's Disease
                                 PATH LABS
                                   Hospital Esoteric      EXACT SCIENCES
                                                          - Colorectal Cancer
                                 DIANON
                                   Cancer                 ALPHA THERAPEUTICS
                                                          - PCR Plasma

                                                          VIROLOGICS
                                                          - HIV Phenotyping

Genomic/Cancer Strategy

- LabCorp has identified cancer testing as its most important growth opportunity over the next 3-5 years
 - Diagnostic testing for cancer is expected to increase substantially-DIANON complements LabCorp's capabilities in anatomic and gene-based testing
 - DIANON's broad testing menu (anatomic and esoteric) is supported by its strong scientific expertise, outstanding sales capabilities and innovative, proprietary reporting format, CarePath-trademark-
 - LabCorp's genomic and esoteric testing can be offered through DIANON, expanding access to these tests
 - LabCorp's strategic cancer partnerships will be enhanced by DIANON's sales and marketing efforts to DIANON's more than 14,000 physician customers
      - Myriad Genetics (predisposition assays for breast, ovarian cancer)
      - EXACT Sciences (colorectal cancer)
      - Celera Diagnostics (prostate cancer)
      - Correlogic (ovarian cancer)


Fourth Quarter Operating Results
     ($ in millions)

                         12/31/01       12/31/02
                        --------       --------
Revenue                   563.7          650.1
Operating Expense         486.3          561.8
                        -------        -------
Operating Income           77.4           88.3
                        -------        -------
       Margin              13.7%          13.6%
EBITDA                    104.9          123.9
                        -------        -------
       Margin              18.6%          19.1%

Bad Debt % to revenue       8.8%           8.4%
DSO                          58             54


2002 Fourth Quarter Financial Achievements

 - Increased revenues 15.3% (volume 13.0%; price 2.3%)
 - EBITDA margins of 19.1%
 - Diluted EPS of $0.36
 - Operating cash flow of $105.0 million

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Full Year Operating Results
     ($ in millions)

                         YTD 12/01        YTD 12/02
                       ------------     ------------
Revenue                  2,199.8           2,507.7
Operating Expense        1,832.2           2,055.2
                        --------           -------
Operating Income           367.6             452.5
                        --------           -------
       Margin               16.7%             18.0%
EBITDA                     468.7             563.8
                        --------           -------
       Margin               21.3%             22.5%

Bad Debt % to revenue        9.2%              8.6%
DSO                           58                54

1) YTD 01 results above exclude one-time charges for early extinguishment of debt relating to the LYONS transaction.
2) YTD 02 results above exclude restructuring and other one-time charges relating to the Dynacare transaction.


2002 Twelve Month Financial Achievements

 - Increased revenues 14.0% (volume 10.7%; price 3.3%)
 - EBITDA margins of 22.5%
 - Increased diluted EPS 21.9%*
 - Operating cash flow of $431.5 million
 - DSO decline of 4 days from Dec 2001

*Before special charges, compared to pro forma prior year EPS, after the required change in goodwill accounting and special items.


2002 Accomplishments

 - Myriad Genetics' products introduced; new partnerships with EXACT, Celera and Correlogic
 - Completed acquisition of DIANON, Dynacare and Immunodiagnostic
    Laboratories (N. California)
 - Established $150 million stock repurchase program
 - Expanded agreement with Aetna in Texas

Financial Performance
Price & Volumes:  Trends by Payor Type

                           2000                2001                2002
                      PPA   Accessions     PPA  Accessions     PPA  Accessions
                     -----  ----------    ----  ----------    ----  -----------
                       $     millions       $    millions       $    millions
                     -----------------    ----------------    -----------------
Client (Physicians)   22.70    27.1        24.46   27.9         26.27    29.6
Patient              102.87     2.2       111.28    2.5        119.93     2.3
Third Party           29.80    10.3        31.59   12.2         31.87    14.8
(MC/MD/Insurance)
Managed Care
 - Capitated           8.89    10.6         8.90   11.9          9.28    13.1
 - Fee for service    42.32    16.0        43.45   17.2         44.79    19.3
                     ------    ----       ------   ----        ------    ----
Total                 28.97    26.6        29.27   29.1         30.45    32.4
                     ------    ----       ------   ----        ------    ----
LabCorp Total        $28.98    66.2       $30.69   71.7        $31.71    79.1
                     ======    ====       ======   ====        ======    ====


Financial Performance
Revenue Analysis by Business Area

                             YTD DEC 2001

                  Revenue      Accns     %Accns       PPA
                 $Million       000     to total       $
                 ---------    -------   --------    ------

Prior Genomic     167.7       1,393.1      1.9%       120.40

Add'l Genomic*    114.2       2,757.7      3.8%        41.42

Other Esoteric    226.6       5,575.8      7.8%        40.63
--------------   ------      --------    ------       ------
All Esoteric:     508.5       9,726.6     13.5%        52.28
-------------
Core:           1,691.3      61,953.4     86.5%        27.30

Total:          2,199.8      71,680.0    100.0%        30.69
------


                             YTD DEC 2002                   02 vs 01
                                                                PPA
                    Revenue     Accns    %Accns     PPA         Incr/
                    $Million     000    to total     $         (Decr)
                   ---------   -------  ---------  -------    ---------

Prior Genomic        205.9     1,773.3     2.2%     116.13     (3.5)%

Add'l Genomic*       132.0     3,214.9     4.1%      41.05     (0.9)%

Other Esoteric       245.4     5,873.3     7.4%      41.78      2.8%
--------------     -------    --------   ------     ------     ------
All Esoteric:        583.3    10,861.5    13.7%      53.70      2.7%
-------------
Core:              1,924.4    68,217.0    86.3%      28.21      3.3%
------
Total:             2,507.7    79,078.5   100.0%      31.71      3.3%
-------

* Includes identity testing and gene probes (chlamydia and gonorrhea)

Key Highlights

 - Genomic testing revenues increased 20% year-over-year, driven primarily by strong volume growth
 - Overall pricing continues to increase, driven by both increased PPA in core and esoteric areas and by continuing mix shift to higher-priced esoteric tests


Expectations of Strategy

 - Ensure long-term growth
 - Shift toward higher priced tests and services
 - Improve profitability


Financial Guidance for 2003

 - Revenue growth of approximately 22% compared to 2002
 - Adjusted EBITDA margins of approximately 24% of sales (including EBITDA from Dynacare equity investments)
 - EPS growth of approximately 22.5% compared to 2002
 - Bad debt rate of approximately 8.4% of sales
 - Free cash flow of approximately $380 to $400 million (net of Cap Ex of approximately $90 million)
 - Net interest expense of $35-$38 million
 - A tax rate of approximately 41.5%


Estimated First Quarter Weather Impact

 - Revenues: $10 to $15 million
 - EPS: $0.03 to $0.05
 - 2003 Annual Guidance unchanged (revenue growth of 22%, EPS growth of 22.5%)


Opportunity for Investors

 - Long-term industry trends appear favorable
 - Visible growth drivers
 - Low P/E relative to market valuations
 - Significant free cash flow - multiple opportunities to increase shareholder value
 - Strong balance sheet - Investment Grate ratings (S&P,
    Moody's)
 - Solid growth potential driven by genomic strategy

Other Financial Information
December 31, 2002
($ in 000's)

                                      Q1 02        Q2 02        Q3 02
                                   ----------   ----------   ----------
Depreciation                       $ 16,077.0   $ 17,142.0   $ 19,241.0
Amortization                       $  5,106.0   $  5,157.0   $  6,150.0
Capital expenditures               $ 18,367.0   $ 19,525.0   $ 17,002.0
Cash flows from operations         $112,197.0   $ 93,148.0   $121,085.0
Bad debt as a percentage of sales        8.75%        8.75%        8.40%
Effective interest rate on debt          2.00%        2.00%        2.00%
Days sales outstanding                     60           58           56


Other Financial Information
December 31, 2002
($ in 000's)
                                                                YTD
                                                   Q4 02       Dec-02
                                                ----------   ----------
Depreciation                                    $ 20,580.0   $ 73,040.0
Amortization                                    $  7,403.0   $ 23,816.0
Capital expenditures                            $ 19,456.0   $ 74,350.0
Cash flows from operations                      $105,038.0   $431,468.0
Bad debt as a percentage of sales                     8.42%        8.57%
Effective interest rate on debt                       2.00%         N/A
Days sales outstanding                                  54           54